SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 19, 2008

ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip code)

(212) 576-4000
(Registrant's telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On February 19, 2008, Marvel Entertainment, Inc. (“Marvel”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that its Board of Directors had authorized repurchases of Marvel’s common stock in amount up to $128.2 million (consisting of $100 million in newly authorized funds and $28.2 million in funds remaining from Marvel’s prior repurchase authorization) (the “February 2008 Repurchase Program”).  Under the February 2008 Repurchase Program, Marvel may purchase shares from time to time in the open market or through privately negotiated transactions on or before March 1, 2010.

In connection with the February 2008 Repurchase Program, on February 19, 2008, Marvel entered into a Share Repurchase Agreement dated as of February 13, 2008 with Isaac Perlmutter.  Mr. Perlmutter is Marvel’s Chief Executive Officer, Vice Chairman and largest stockholder.  Under the Share Disposition Agreement, Mr. Perlmutter has agreed not to sell any of his shares of Marvel’s common stock while the February 2008 Repurchase Program is in effect.  A copy of the Share Disposition Agreement is attached hereto as Exhibit 10.1.

Item 2.02.   Results of Operations and Financial Condition.

(a)           On February 19, 2008, Marvel Entertainment, Inc. issued a press release announcing its financial results for its fiscal quarter and fiscal year ended December 31, 2007.  A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

(b)           On February 19, 2008, Marvel hosted a conference call on the subject of its financial results for its fiscal quarter and fiscal year ended December 31, 2007, and made the call available to listeners by webcast.  A copy of the transcript of the conference call is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

(c)           The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Share Disposition Agreement dated as of February 13, 2008 by and between Marvel and Isaac Perlmutter.

	99.1	Press release issued by Marvel on February 19, 2008.

	99.2	Transcript of conference call hosted by Marvel on February 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By:	/s/ John Turitzin
	Name:	John Turitzin
	Title:	Executive Vice President and General Counsel

Date: February 25, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Share Disposition Agreement dated as of February 13, 2008 by and between Marvel and Isaac Perlmutter.

99.1	Press release issued by Marvel on February 19, 2008.

99.2	Transcript of conference call hosted by Marvel on February 19, 2008.